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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 6, 2000


                              JABIL CIRCUIT, INC.
                              -------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      001-14063               38-1886260
          --------                      ---------               ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


            10560 Ninth Street North, St. Petersburg, Florida 33716
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:     (727) 577-9749
                                                   ----------------------------


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         On June 6, 2000, Jabil Circuit, Inc., a Delaware corporation, issued the press release attached hereto as Exhibit 99 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)         EXHIBITS.

                99       Press Release, dated June 6, 2000.










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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JABIL CIRCUIT, INC.
                                       (Registrant)


                                       By: /s/ Chris A. Lewis
                                          ------------------------------------
                                               Chris A. Lewis,
                                               Chief Financial Officer

                                       Date:  June 6, 2000










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